Exhibit 99.1

ABERCROMBIE & FITCH PROVIDES THIRD QUARTER BUSINESS UPDATE

New Albany, Ohio, November 7, 2014: Abercrombie & Fitch (NYSE: ANF) today provided a business update on the Company’s performance for the third quarter ended November 1, 2014.

Net sales for the third quarter decreased 12% to $911.4 million, compared to net sales of $1.033 billion for the prior year third quarter ended November 2, 2013.

Total comparable sales, including direct-to-consumer sales, decreased 10% with comparable U.S. sales decreasing 7% and comparable international sales decreasing 15%. Total direct-to-consumer comparable sales increased 8%.

Sales during the quarter were below expectations with comparable sales in September and October being significantly weaker than August. Although the international stores segment was the most difficult, the lower sales trend was broadly based. In addition, the Company now expects modest gross margin rate erosion for the quarter compared to last year, given the highly promotional and challenging environment. The effect of lower sales and gross margins will be partially offset by continued significant expense reductions. The Company’s results for the quarter were also adversely impacted by the strengthening of the U.S. dollar.

Excluding anticipated charges related to the impairment of store-related assets, store closures, the Gilly Hicks restructuring, the Company’s profit improvement initiative, and certain corporate governance matters, the Company expects to report adjusted non-GAAP net income per diluted share for the third quarter in the range of $0.40 to $0.42.

The comparable GAAP net income per diluted share measure is not available at this time, pending finalization of the above charges, but will be available when the Company reports its third quarter results on Wednesday, December 3. Non-GAAP financial measures should not be used as alternatives to net income and net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance.

The Company ended the third quarter with inventory at cost down 20% compared to the end of the prior year third quarter.

At this point, the Company is not providing an update to its full year earnings guidance, but expects to do so in connection with its full third quarter earnings release on Wednesday, December 3.

Mike Jeffries, Chief Executive Officer of Abercrombie & Fitch Co., said:

“We are clearly disappointed with our results for the third quarter. Continued weak store traffic was the primary contributor to the weak sales trend, particularly in Europe, where the environment there showed signs of further slowing. In addition, the decline in sales of heavy logo product weighed on the sales trend as we continued to reduce that element of our assortment in response to changing consumer preferences.

For the quarter, Hollister comps, disproportionately weighed by European comp sales, continued to underperform relative to A&F. In addition, weakness in tops, particularly fleece and male graphic tees, more than offset positive trends in jeans and dresses.

In the short term, we are reviewing measures to drive improvement in our results in the critical fourth quarter.

Longer term, we continue to believe we are taking the right steps strategically to position the company for future improvements in our performance. This includes the completion of our move to a branded structure, strategic investments in Asia and in our Direct to Consumer business, shifting our assortment in line with consumer preferences, re-engaging with our customer through store re-design and marketing initiatives, continuing to close underperforming U.S. stores, and continuing to reduce expenses. We will provide a more extensive update on our quarterly earnings call.”

The Company will release its third quarter results prior to the U.S. market’s open on Wednesday, December 3, 2014 and hold a conference call at 8:00 AM Eastern Time. To listen to the conference call, dial (877) 874-1567 and ask for the Abercrombie & Fitch Quarterly Call or go to www.abercrombie.com. The international call-in number is (719) 325-4886. This call will be recorded and made available by dialing the replay number (888) 203-1112 or the international number (719) 457-0820 followed by the conference ID number 3359329 or through www.abercrombie.com.

About Abercrombie & Fitch Co.

Abercrombie & Fitch Co. is a leading global specialty retailer of high-quality, casual apparel for Men, Women and kids with an active, youthful lifestyle under its Abercrombie & Fitch, abercrombie, Hollister Co. and Gilly Hicks brands. At the end of the third quarter, the Company operated 834 stores in the United States and 166 stores across Canada, Europe, Asia, Australia and the Middle East. The Company also operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, www.hollisterco.com and www.gillyhicks.com.

Investor Contact:
ICR, Inc.
(203) 682-8275
Investor_Relations@abercrombie.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The following factors, in addition to those included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 1, 2014, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for Fiscal 2014 and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, could have a material adverse effect on our business, results of operations and liquidity; changing fashion trends and consumer preferences, and the ability to manage our inventory commensurate with customer demand, could adversely impact our sales levels and profitability; fluctuations in the cost, availability and quality of raw materials, labor and transportation, could cause manufacturing delays and increase our costs; a significant component of our growth strategy is international expansion, which requires significant capital investment, adds complexity to our operations and may strain our resources and adversely impact current store performance; our international expansion plan is dependent on a number of factors, any of which could delay or prevent successful penetration into new markets or could adversely affect the profitability of our international operations; we have increased the focus of our growth strategy on direct-to-consumer sales channels and the failure to successfully develop our position in these channels could have an adverse impact on our results of operations; our direct-to-consumer operations are subject to numerous risks that could adversely impact sales, failure to successfully implement certain growth initiatives may have a material adverse effect on our financial condition or results of operations; fluctuations in foreign currency exchange rates could adversely impact our financial condition and results of operations; our business could suffer if our information technology systems are disrupted or cease to operate effectively; comparable sales, including direct-to-consumer, may continue to fluctuate on a regular basis and impact the volatility of the price of our Common Stock; extreme weather conditions may negatively impact our results of operations; our market share may be negatively impacted by increasing competition and pricing pressures from companies with brands or merchandise competitive with ours; our ability to attract customers to our stores depends, in part, on the success of the shopping malls or area attractions in which most of our stores are located; our net sales fluctuate on a seasonal basis, causing our results of operations to be susceptible to changes in Back-to-School and Holiday shopping patterns; our failure to protect our reputation could have a material adverse effect on our brands; we rely on the experience and skills of our senior executive officers, the loss of whom could have a material adverse effect on our business; interruption in the flow of merchandise from our key vendors and international manufacturers could disrupt our supply chain, which could result in lost sales and increased costs; in a number of our European stores, associates are represented by workers’ councils and unions, whose demands could adversely affect our profitability or operating standards for our brands; we depend upon independent third parties for the manufacture and delivery of all our merchandise; our reliance on two distribution centers domestically and four third-party distribution centers internationally makes us susceptible to disruptions or adverse conditions affecting our distribution centers; we rely on third-party vendors as well as other third-party arrangements for many aspects of our business and the failure to successfully manage these relationships could negatively impact our results of operations or expose us to liability for the actions of third-party vendors acting on our behalf; we may be exposed to risks and costs associated with credit card fraud and identity theft that would cause us to incur unexpected expenses and loss of revenues; our facilities, systems and stores, as well as the facilities and systems of our vendors and manufacturers, are vulnerable to natural disasters, pandemic disease and other unexpected events, any of which could result in an interruption to our business and adversely affect our operating results; our litigation exposure could have a material adverse effect on our financial condition and results of operations; our inability or failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets; actions of activist stockholders could have a negative effect on our business; fluctuations in our tax obligations and effective tax rate may result in volatility in our operating results; the effects of war or acts of terrorism could have a material adverse effect on our operating results and financial condition; our inability to obtain commercial insurance at acceptable prices or our failure to adequately reserve for self-insured exposures might increase our expenses and adversely impact our financial results; operating results and cash flows at the store level may cause us to incur impairment charges; we are subject to customs, advertising, consumer protection, privacy, zoning and occupancy and labor and employment laws that could require us to modify our current business practices, incur increased costs or harm our reputation if we do not comply; changes in the regulatory or compliance landscape could adversely affect our business and results of operations; our asset-based revolving credit facility and our Term Loan Facility include financial and other covenants that impose restrictions on our financial and business operations; compliance with changing regulations and standards for accounting, corporate governance and public disclosure could adversely affect our business, results of operations and reported financial results; our inability to successfully implement our long-range strategic plan could have a negative impact on our growth and profitability and our estimates of the expenses that we may incur in connection with the closures of the Gilly Hicks stores could prove to be inaccurate.